                                                                    Exhibit 10.1

                                 FIFTH AMENDMENT

                  FIFTH AMENDMENT, dated as of August 20, 1999 (this "AMENDMENT"), to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED") and PEARLE, INC., a Delaware corporation ("PEARLE"; Cole Vision, Things Remembered and Pearle each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

                  1 DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

                  2 AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by:

         (a) changing the definitions of "Majority Lenders" and "Revolving Credit Commitment Termination Date" to read in their entireties as follow:

                           "MAJORITY LENDERS": (i) at such periods in which each
                  Lender's Revolving Credit Commitment Percentage is less than 30%, Non-Defaulting Lenders the Revolving Credit Commitment Percentages of which aggregate more than 50% of the aggregate Revolving Credit Commitment Percentages of all Non-Defaulting Lenders and (ii) at all such other periods, Non-Defaulting Lenders the Revolving Credit Commitment Percentages of which aggregate more than 66-2/3% of the aggregate Revolving Credit Commitment Percentages of all Non-Defaulting Lenders.

                           `REVOLVING CREDIT COMMITMENT TERMINATION DATE': the
                  earlier of (a) January 31, 2003 or, if such date is not a Business Day, the Business Day next preceding such date and
                  (b) the date upon which the Revolving Credit Commitments shall have terminated pursuant hereto."; and

         (b) deleting the words "Adjusted Interest Coverage Ratio" appearing in the definition of "Applicable Margin" and substituting in lieu thereof the words "Leverage Ratio".

                  3 AMENDMENT TO SUBSECTION 2.4. Subsection 2.4 of the Credit Agreement is hereby amended by changing such subsection to read in its entirety as follows:

                  "2.4 COMMITMENT FEES; OTHER FEES. (a) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender, a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Revolving Credit Commitment Termination Date, computed at the rate per annum set forth under the heading "Commitment Fees" on Schedule II opposite the percentage which is the average daily amount of the Aggregate Outstanding Revolving Credit of all Lenders during the period for which payment is made constitutes of the average daily amount of the Available Revolving Credit Commitment of such Lender during such payment period, payable quarterly in arrears on the last day of each fiscal quarter of CNG and on the Revolving Credit Commitment Termination Date, commencing on the first of such days to occur after the Closing Date."

                  4 AMENDMENT TO SECTION 7. Section 7 of the Credit Agreement is hereby amended by adding to such Section the following new subsection 7.12:

                  "7.12 YEAR 2000. Ensure that any reprogramming and testing required of all the material software, hardware, database and other similar or related items of automated or computerized systems (collectively, "Systems") relied on in its operations to permit such Systems to be Year 2000 compliant shall be completed by November 2, 1999. For purposes of this Agreement, an item is "Year 2000 compliant" if it will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results when processing, providing or receiving (i) date-related data into and between the twentieth and twenty-first centuries and (ii) date-related data in connection with any valid data in the twentieth and twenty-first centuries.".

                  5 AMENDMENT TO SUBSECTIONS 8.1(a), 8.1(b) AND 8.1(c). Subsections 8.1(a), 8.1(b) and 8.1(c) of the Credit Agreement are hereby amended by deleting such subsections in their entireties and substituting in lieu thereof the following:

                  "(a) LEVERAGE RATIO. Permit the Leverage Ratio as of the end of each fiscal quarter of CNG ending on or about any of the dates set forth below to be greater than the ratio set forth opposite such date below:


                       Fiscal Quarter Ending              Leverage Ratio
                       ---------------------              --------------

                       January 31, 1997                   3.85 to 1.00

                       April 30, 1997                     3.75 to 1.00
                       July 31, 1997                      3.60 to 1.00
                       October 31, 1997                   3.45 to 1.00
                       January 31, 1998                   3.25 to 1.00

                       April 30, 1998                     3.10 to 1.00
                       July 31, 1998                      2.95 to 1.00
                       October 31, 1998                   2.80 to 1.00
                       January 31, 1999                   2.80 to 1.00

                       April 30, 1999                     2.80 to 1.00
                       July 31, 1999                      3.50 to 1.00
                       October 31, 1999                   3.75 to 1.00
                       January 31, 2000                   3.75 to 1.00

                       April 30, 2000                     3.75 to 1.00
                       July 31, 2000                      3.75 to 1.00
                       October 31, 2000                   3.50 to 1.00
                       January 31, 2001                   3.50 to 1.00

                       April 30, 2001                     3.50 to 1.00
                       July 31, 2001                      3.50 to 1.00
                       October 31, 2001                   3.25 to 1.00
                       January 31, 2002                   3.25 to 1.00

                       Thereafter                         3.00 to 1.00

                  (b) ADJUSTED INTEREST COVERAGE RATIO. Permit the Adjusted Interest Coverage Ratio as of the end of each fiscal quarter of CNG ending on or about any of the dates set forth below to be less than the ratio set forth opposite such date below:

                                                                  Adjusted
                    Fiscal Quarter Ending          Interest Coverage Ratio
                    ---------------------          -----------------------

                    January 31, 1997                   1.40 to 1.00

                    April 30, 1997                     1.50 to 1.00
                    July 31, 1997                      1.55 to 1.00
                    October 31, 1997                   1.60 to 1.00
                    January 31, 1998                   1.65 to 1.00

                    April 30, 1998                     1.70 to 1.00
                    July 31, 1998                      1.75 to 1.00
                    October 31, 1998                   1.80 to 1.00
                    January 31, 1999                   1.75 to 1.00

                    April 30, 1999                     1.75 to 1.00
                    July 31, 1999                      1.50 to 1.00
                    October 31, 1999                   1.50 to 1.00
                    January 31, 2000                   1.50 to 1.00

                    April 30, 2000                     1.50 to 1.00
                    July 31, 2000                      1.50 to 1.00
                    October 31, 2000                   1.50 to 1.00
                    January 31, 2001                   1.50 to 1.00

                    April 30, 2001                     1.50 to 1.00
                    July 31, 2001                      1.50 to 1.00
                    October 31, 2001                   1.50 to 1.00
                    January 31, 2002                   1.50 to 1.00

                    Thereafter                         1.60 to 1.00

                  (c) MINIMUM CONSOLIDATED NET WORTH. Permit the Consolidated Net Worth of CNG as of the end of each fiscal quarter of CNG ending on or about any of the dates set forth below to be less than the amount set forth opposite such date below:

                        Fiscal Quarter Ending          Consolidated Net Worth
                        ---------------------          ----------------------

                        January 31, 1997                   $9,000,000

                        April 30, 1997                     $9,000,000
                        July 31, 1997                      $15,000,000
                        October 31, 1997                   $18,000,000
                        January 31, 1998                   $28,000,000

                        April 30, 1998                     $30,000,000
                        July 31, 1998                      $40,000,000
                        October 31, 1998                   $50,000,000
                        January 31, 1999                   $60,000,000

                        April 30, 1999                     $67,000,000
                        July 31, 1999                      $80,000,000
                        October 31, 1999                   $80,000,000
                        January 31, 2000                   $85,000,000

                        April 30, 2000                     $90,000,000
                        July 31, 2000                      $90,000,000
                        October 31, 2000                   $90,000,000
                        January 31, 2001                   $95,000,000

                        April 30, 2001                     $100,000,000
                        July 31, 2001                      $100,000,000
                        October 31, 2001                   $100,000,000
                        January 31, 2002                   $105,000,000

                        April 30, 2002                     $110,000,000
                        July 31, 2002                      $115,000,000
                        October 31, 2002                   $115,000,000
                        January 31, 2003                   $120,000,000".

                  6 AMENDMENT TO SUBSECTION 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting the words appearing in the last line of the table appearing therein and substituting in lieu thereof the following:

                  "January 30, 2000 - January 29, 2001                  $45,000,000
                  January 30, 2001 - January 29, 2002                   $50,000,000
                  January 30, 2002 - Revolving Credit Termination Date  $55,000,000".

                  7 AMENDMENT TO SUBSECTION 9(M). Subsection 9(m) of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" appearing therein and substituting in lieu thereof the amount "$30,000,000".

                  8 AMENDMENT TO SCHEDULES I AND II TO CREDIT AGREEMENT. Schedules I and II to the Credit Agreement are hereby amended by deleting such Schedules in their entireties and inserting in lieu thereof the revised Schedules I and II attached hereto as Exhibits A and B, respectively.

                  9 AMENDMENT FEE. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrowers agree to pay to each Lender which so consents on or prior to August 13, 1999 (by executing and delivering to the Administrative Agent or its counsel this Amendment on or prior to such date), an amendment fee in an amount equal to
 .375% of the amount of such Lender's Commitment, payable on the effective date of this Amendment in immediately available funds to the Administrative Agent on behalf of such Lender.

                  10 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  11 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which all of the following conditions precedent have been satisfied or waived:

                  (a) the Borrowers, the Lenders, and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment, and the Guarantors shall have executed and delivered to the Administrative Agent the Acknowledgment and Consent attached hereto;

                  (b) each of the lenders listed on the Consent of Withdrawing Lenders attached hereto (each, a "WITHDRAWING LENDER") shall have executed and delivered to the Administrative Agent a counterpart of such Consent; and

                  (c) the Borrowers shall have paid (i) the fees referred to in
         Section 9 above and (ii) all commitment fees and letter of credit commissions accrued for the account of the Withdrawing Lenders under subsections 2.4 and 3.3, respectively, of the Credit Agreement that are unpaid as of the Amendment Effective Date (the "PAYOFF AMOUNT") (the Administrative Agent shall promptly remit to each Withdrawing Lender its respective Payoff Amount so received by the Administrative Agent).

                  12. WITHDRAWING LENDERS. Upon the occurrence of the Amendment Effective Date and the payment to the Withdrawing Lenders of any interest, fees or principal due to such parties as of the Amendment Effective Date (a) the Withdrawing Lenders shall no longer be the Lenders under the Credit Agreement and the terms "Lenders" and "Lender" shall not include the Withdrawing Lenders,
(b) the Lenders which are listed on Exhibit A hereto shall be the "Lenders" under the Credit Agreement for all purposes thereof, the Revolving Credit Notes and the other Loan Documents and, in the case of each Lender which was not a party to the Credit Agreement prior to the Amendment Effective Date, shall thereafter be entitled to all benefits of a Lender and subject to all obligations of a Lender thereunder and (c)(i) each Withdrawing Lender shall be released from all of its obligations under the Credit Agreement and the other Loan Documents and shall cease to be a party thereto (except for obligations set forth in subsection 11.15 of the Credit Agreement) and (ii) each Borrower shall be released from its obligations to the Withdrawing Lenders under the Credit Agreement and the other Loan Documents (except for obligations set forth in subsections 4.10, 4.11 and 11.5 of the Credit Agreement). Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

                  13. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  14. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

                  15. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         COLE VISION CORPORATION


                                         By:
                                                  ------------------------------
                                                  Name:  Joseph Gaglioti
                                                  Title: Treasurer



                                         THINGS REMEMBERED, INC.


                                         By:
                                                  ------------------------------
                                                  Name:  Joseph Gaglioti
                                                  Title: Treasurer



                                         PEARLE, INC.


                                         By:
                                                  ------------------------------
                                                  Name:  Joseph Gaglioti
                                                  Title: Treasurer

                                         CANADIAN IMPERIAL BANK OF
                                          COMMERCE, NEW YORK AGENCY,
                                          as Administrative Agent


                                         By:
                                                  ------------------------------
                                                  Name: Katherine Bass
                                                  Title:   Authorized Signatory



                                         CIBC INC.


                                         By:
                                                  ------------------------------
                                                  Name:    Katherine Bass
                                                  Title:   Executive Director,
                                                           CIBC World Markets
                                                           Corp., As Agent



                                         CREDIT SUISSE FIRST BOSTON


                                         By:
                                                  ------------------------------
                                                  Name:    Robert Hetu
                                                  Title:   Vice President


                                         By:
                                                  ------------------------------
                                                  Name:    Bill O'Daly
                                                  Title:   Vice President

                                         FIRST UNION NATIONAL BANK


                                         By:
                                               ------------------------------
                                               Name:    Randall R. Meck
                                               Title:   Asst. Vice President






                                         NATIONAL CITY BANK


                                         By:
                                               ------------------------------
                                               Name:    Chris D. Thoraton
                                               Title:   Vice President



                                         KEYBANK NATIONAL ASSOCIATION


                                         By:
                                               ------------------------------
                                               Name:    Mark A. LoSchiavo
                                               Title:   Assistant Vice President

                                         FIFTH THIRD BANK, NORTHEASTERN OHIO


                                         By:
                                                  ------------------------------
                                                  Name:    James P. Byrnes
                                                  Title:   Vice President

                                      CONSENT OF WITHDRAWING LENDERS

                  The undersigned Withdrawing Lenders hereby agree to the terms of Section 12 of this Amendment and the revised Schedule I attached hereto as Exhibit A.



                                   BANK OF AMERICA


                                   By:
                                            -----------------------------------
                                            Name:    Bridget Garavalia
                                            Title:   Managing Director



                                   THE SANWA BANK, LIMITED,
                                       CHICAGO BRANCH


                                   By:
                                            -----------------------------------
                                            Name:    Kenneth C. Eichwald
                                            Title:   First Vice President
                                                     Assistant General Manager


                                   YASUDA TRUST & BANK CO.


                                   By:
                                            -----------------------------------
                                            Name:    Yoshihiko Shibata
                                            Title:   Vice President


                                   THE FUJI BANK, LIMITED


                                   By:
                                            -----------------------------------
                                            Name:    Peter L. Chinnici
                                            Title:   Senior Vice President and
                                                     Group Head

                                                                    EXHIBIT A TO
                                                                 FIFTH AMENDMENT

                                                                      Schedule I
                                                                      ----------
                                                             to Credit Agreement
                                                             -------------------

                   Revolving Credit Commitments and Addresses
                   ------------------------------------------

                                                     Revolving Credit Commitment
                                                     ---------------------------

CIBC INC.
425 Lexington Avenue, 7th Floor
New York, NY 10017
Attention:  Melissa Roedel
Telecopy:  212-856-3763                                    $30,000,000.00

CREDIT SUISSE FIRST BOSTON
Tower 49
12 East 49th Street
New York, NY 10017
Attention:  Joel Gladowski/Ed Barr
Telecopy:  212-238-5441                                    $15,000,000.00

FIRST UNION NATIONAL BANK
PA4821
1345 Chestnut Street, 3 Widener
Philadelphia, PA  19101                                    $15,000,000.00

NATIONAL CITY BANK
1900 East 9th Street
Loc. #2083
Cleveland, OH  44114                                       $5,000,000.00

KEY BANK, N.A.
127 Publc Square
Mail Code: OH-01-27-0606
Cleveland, OH  44114                                       $5,000,000.00


FIFTH THIRD BANK, NORTHEASTERN OHIO
1404 East 9th Street
Cleveland, OH  4414                                        $5,000,000.00

                                                                    EXHIBIT B TO
                                                                 FIFTH AMENDMENT

                                                                     Schedule II
                                                                     -----------
                                                             to Credit Agreement
                                                             -------------------


            Applicable Margin Calculation for Revolving Credit Loans
            --------------------------------------------------------

                                    ABR Loans                           Eurodollar Loans
Leverage Ratio                      Applicable Margin                   Applicable Margin
--------------                      -----------------                   -----------------

Greater than 3.25 to 1.00                   1.25%                               2.25%

Greater than 3.00 to 1.00,
but less than or equal to
3.25 to 1.00                                1.00%                               2.00%

Greater than 2.50 to 1.00,
but less than or equal to
3.00 to 1.00                                .75%                                1.75%

Less than or equal to 2.50
to 1.00                                     .50%                                1.50%


Notwithstanding the foregoing table, the Applicable Margin will be adjusted on each Adjustment Date to the applicable rate per annum set forth above under the heading "ABR Loans Applicable Margin" or "Eurodollar Loans Applicable Margin" MINUS .25% per annum in the event that, immediately preceding such Adjustment Date, (i) the senior unsecured long-term debt of CNG shall be rated at least "BBB-" by Standard & Poor's, a division of McGraw-Hill, Inc., and (ii) the Administrative Agent shall have received written notice of such rating from a Borrower.


                                 Commitment Fees
                                 ---------------

Percentage of Revolving Credit
Commitments Used                                              Commitment Fees
----------------                                              ---------------

Greater than 66.6%                                                 .375%

Greater than 33.3%, but less
than or equal to 66.6%                                             .50%

Less than or equal to 33.3%                                        .75%

                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations as Guarantors under the Guarantee and Collateral Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement.


                                        BAY CITIES OPTICAL COMPANY


                                        By:
                                                 -------------------------------
                                                 Name:    Joseph Gaglioti
                                                 Title:   Treasurer



                                        WESTERN STATES OPTICAL, INC.


                                        By:
                                                 -------------------------------
                                                 Name:    Joseph Gaglioti
                                                 Title:   Treasurer



                                        COLE VISION SERVICES, INC.


                                        By:
                                                -------------------------------
                                                 Name:    Joseph Gaglioti
                                                 Title:   Treasurer


                                        COLE MANAGEMENT SERVICES, INC.


                                        By:
                                                 -------------------------------
                                                 Name: Joseph Gaglioti
                                                 Title:   Treasurer

                                        PEARLE VISIONCARE, INC.


                                        By:
                                                 -------------------------------
                                                 Name:    Joseph Gaglioti
                                                 Title:   Treasurer



                                        PEARLE VISION MANAGED CARE - HMO OF
                                          TEXAS, INC.


                                        By:
                                                 -------------------------------
                                                 Name:    Joseph Gaglioti
                                                 Title:   Treasurer